SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2)

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                (Name of Registrant as Specified In Its Charter)

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                     The New America High Income Fund, Inc.

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Payment of Filing Fee (Check the appropriate box):

          [X ] No fee required

          [ ] Fee computed on table below per Exchange Act
              Rules 14a-6(i)(4) and 0-11.


(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:


(2) Form, Schedule or Registration Statement No.:


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(4) Date Filed:

                                                                PRELIMINARY COPY


                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                 33 Broad Street
                           Boston, Massachusetts 02109

                                                                  March 15, 2000

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of The New America High Income Fund, Inc. (the "Fund") to be held at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, on Thursday, April 20, 2000 at 10:30 a.m.

     In addition to the election of Directors and the ratification of the selection of the Fund's independent public accountant, the Board of Directors is seeking approval of proposed amendments to the Articles Supplementary for the Fund's Auction Term Preferred Stock (collectively, the "ATP"). These amendments modify the notice requirements that apply when the Fund intends to have an ATP dividend period that is shorter or longer than the standard 28 day term. This change is designed to give the Fund greater flexibility to judge market conditions before any adjustment in the length of an ATP dividend period.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                           Sincerely,


                                           Robert F. Birch
                                           President

                                    IMPORTANT

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

                                                                PRELIMINARY COPY


                     THE NEW AMERICA HIGH INCOME FUND, INC.

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held On Thursday, April 20, 2000

                      ------------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts, on Thursday, April 20, 2000 at 10:30 a.m., for the following purposes:

     1. To elect five Directors of the Fund, two of whom shall be elected by the holders of the Fund's Series A, Series B, Series C and Series D Auction Term Preferred Stock (collectively, the "ATP"), and the remainder of whom shall be elected by the holders of the Fund's Common Stock and the Fund's ATP, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

     2. To ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 2000.

     3. To approve amendments to the Articles Supplementary of the Fund's Charter for the Fund's Auction Term Preferred Stock (collectively, the "ATP") to permit the Fund to give notice of an ATP dividend period of non-standard duration up to two business days prior to the beginning of that dividend period.

     4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The matters referred to above may be acted upon at the Annual Meeting or any adjournments thereof.

     The close of business on March 6, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY. HOLDERS OF THE FUND'S AUCTION TERM PREFERRED STOCK SHOULD SIGN AND RETURN THE YELLOW PROXY.

                                              By Order of the Board of Directors

                                              Richard E. Floor
                                              Secretary

March 15, 2000
Boston, Massachusetts

                                                                PRELIMINARY COPY


                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                 33 Broad Street
                           Boston, Massachusetts 02109
                                 (617) 263-6400

                      ------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 20, 2000

                      ------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts on Thursday, April 20, 2000 at 10:30 a.m. and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 15, 2000.

     This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about March 15, 2000. The Board of Directors has fixed the close of business on March 6, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, [66,900,549] shares of the Fund's Common Stock, $.01 par value per share (the "Common Stock"), were issued and outstanding and 8,400 shares of the Fund's Auction Term Preferred Stock (the "ATP"), $1.00 par value per share, liquidation preference $25,000 per share, were issued and outstanding, consisting of 2,400 shares of ATP Series A, 1,600 shares of ATP Series B, 2,000 shares of ATP Series C and 2,400 shares of ATP Series D. Each outstanding share of Common Stock and each outstanding share of ATP is entitled to one vote on all matters submitted to stockholders at the Annual Meeting of the relevant class or classes as described below. The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or ATP at March 1, 2000.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instruction marked thereon by the stockholder. Executed proxies that are unmarked will be voted (1) for the election of the applicable nominees named herein as Directors of the Fund, (2) for the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 2000, (3) for the proposal to approve amendments to the Articles Supplementary of the Fund's Charter for the ATP to permit the Fund to give notice of an ATP dividend period of non- standard duration up to two business days prior to the beginning of the non-standard dividend period and (4) in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournments thereof. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" for purposes of Proposals One, Two and Three. Abstentions will, however, be counted as shares present at the Meeting for purposes of a quorum. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions. A stockholder may revoke his or her proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund or by returning a subsequently dated proxy. Holders of Common Stock should sign and return the white proxy. Holders of ATP should sign and return the yellow proxy. The proxy should be returned in the enclosed postage-paid envelope.

     In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

     In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone or telegraph or in person. The Fund may also retain a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such a firm, which the Fund does not anticipate would exceed [$15,000], would depend upon the amount and type of services rendered and would be borne by the Fund. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

     Each Stockholder entitled to notice of and to vote at the Annual Meeting has been sent a copy of the Annual Report of the Fund for the year ended December 31, 1999, including financial statements, either with this Proxy Statement or under separate cover. If you did not receive the Annual Report or if you would like to request another copy you may call the Fund collect at 617-263-6400.

                             THE INVESTMENT ADVISER
                           AND ADMINISTRATIVE SERVICES

     Wellington Management Company, LLP with its principal office at 75 State Street, Boston, Massachusetts 02109, has served as the investment adviser to the Fund since February 19, 1992. Since February 1992 the Fund has engaged Ellen E. Terry to perform administrative services. Since February 1992 the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The stockholders of the Fund are being asked to elect the following five nominees as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The five nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

     Under the terms of the Fund's charter, the holders of the ATP are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. For this purpose all series of ATP vote together as a single class. Joseph L. Bower and Bernard J. Korman have been nominated as the Directors to be elected by the holders of the ATP. The Fund's charter further provides for the election of the other three nominees named below by the holders of the Common Stock and the holders of all series of the ATP, voting together as a single class. A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of the relevant class or classes represented at the Annual Meeting in person or by proxy may elect all of the Directors who are subject to election by such class or classes.

     The nominees for election to the Board of Directors are as follows:

                                                                               Number of
                                                                               Shares of
                                                                               Common
                                                                                 Stock
                                                                             Beneficially
                                                                               Owned at
                                 Position(s)                     Director     February 1,
          Name                  with the Fund        Age           Since      2000(1)(2)
          ----                  -------------        ---           -----      ----------
Preferred Stock Nominees
------------------------
Joseph  L.  Bower            Director                61             1988             0
Bernard J. Korman            Director                68             1987       342,952
Common Stock Nominees
---------------------
Robert F. Birch*             Director and President  64             1992        70,080
Richard E. Floor*            Director and Secretary  59             1987        89,628(3)
Ernest E.  Monrad            Director                69             1988        96,071(4)

-----------------

* Messrs. Birch and Floor are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Birch is the President of the Fund. Mr. Floor is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin, Procter & Hoar LLP, counsel to the Fund.

(1) The amounts shown are based on information furnished by the nominee. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares indicated. Fractional shares are rounded to the nearest whole share.

(2) No Director is the beneficial owner of more than 1% of the Common Stock outstanding.

(3) Of the total shares indicated, 8,731 are owned by the Richard E. Floor Profit Sharing Trust, as to which Mr. Floor has sole voting and investment power as trustee.

(4) Includes 83,054 shares owned by Mr. Monrad's spouse and 7,037 shares held by Mr. Monrad as a fiduciary for unrelated persons.

     As of February 1, 2000, all of the executive officers and Directors of the Fund as a group (seven persons) beneficially owned 609,378 shares of Common Stock, or less than 1% of the outstanding shares of Common Stock. No officer or Director of the Fund owns shares of the Fund's ATP.

Preferred Stock Nominees

     Joseph L. Bower has been associated with the Harvard Business School as a professor since 1963, as Donald K. David Professor of Business Administration since 1986, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the general management area, and currently, Chair of The General Manager program. Professor Bower has also been a member and research fellow at the Institute of Politics since 1966 and a faculty member of the John F. Kennedy School of Government since 1969. He is a Director of Anika Therapeutics, Inc., Sonesta International Hotels Corporation, Brown Group, Inc., and is a General Partner of ML-Lee Acquisition Funds, L.P.

     Bernard J. Korman is Chairman of the Board of Directors of Philadelphia Health Care Trust and NutraMax Products, Inc., and is a Director of Kranzco Realty Trust, Omega Healthcare Investors, Inc. (real estate investment trust), Omega Worldwide, Inc. (real estate company), The Pep Boys, Inc. (automotive supplies). Mr. Korman served as President, Chief Executive Officer and a director from 1977 to 1995 of MEDIQ Incorporated (healthcare services) and served as Chairman of the Board of Directors of PCI Services, Inc. (pharmaceutical packaging) from 1995 to 1996.

Common Stock Nominees

     Robert F. Birch is a private investor and consultant. Mr. Birch currently serves as a Director of Hyperion Total Return Fund, Inc., Hyperion 2002 Term Trust, Inc. and Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. Mr. Birch served as Chairman and Chief Executive Officer of Memtek Corporation, a manufacturer of capital equipment utilized in the treatment of liquid toxic waste, from 1990 to July 1991, and was associated with Finn Wishengrad Warnke & Gayton, a consulting firm specializing in work-outs of financially distressed companies, from 1988 through 1989. Prior to that time, Mr. Birch was President and Chief Executive Officer of Gardner and Preston Moss, Inc., a Boston-based investment management firm.

     Richard E. Floor has been a partner with the law firm of Goodwin, Procter & Hoar LLP, Boston, Massachusetts, since 1975 (individually and through his professional corporation). Mr. Floor also serves as a Director of Affiliated Managers Group, Inc.

     Ernest E. Monrad has been a Trustee since 1960 and Chairman of the Trustees since 1969 of Northeast Investors Trust, and the Chairman, Assistant Treasurer and a director since 1981 of Northeast Investors Growth Fund. Mr. Monrad also serves as a Vice President and Director of Northeast Investment Management, Inc., a registered investment adviser, and is a Director of Northeast Management & Research Co., Inc., and Century Shares Trust. Mr. Monrad is also a member of the Massachusetts bar.

     During the year ended December 31, 1999, the Directors of the Fund met six times. During such year each Director was present at least 75% of the meetings held by the Board. The Board of Directors has two committees, an Audit Committee and a Compensation Committee. The Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee is presently comprised of Messrs.

Korman and Monrad and Professors Bower and Modigliani. Although Professor Franco Modigliani is currently a Director of the Fund, his term as a Director and member of the Audit Committee will end with the election of Directors at the Annual Meeting when he will assume emeritus status. The Audit Committee met one time in 1999, with each member attending such meeting. At its January 1999 meeting, the Directors established a Compensation Committee. The Compensation Committee is responsible for (a) monitoring and revising as appropriate the compensation of Fund employees other than Mr. Birch, subject to review by the Board as a whole, and (b) monitoring Mr. Birch's compensation as President of the Fund and making recommendations to the Board regarding that compensation. Messrs. Monrad and Floor currently comprise the Compensation Committee. As described on page 4, Mr. Floor is an "interested person" of the Fund. The Compensation Committee met once during 1999. The Board of Directors does not have a standing nominating committee.

Executive Officer

     Ellen E. Terry, Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the table above. As of February 1, 2000, Ms. Terry was the beneficial owner of 10,647 shares of the Fund's Common Stock. Ms. Terry, age 40, served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time.

Remuneration of Directors and Officers

     During the fiscal year ended December 31, 1999, the Fund paid each Director a fee of $24,000 per year plus $2,000 per Directors' meeting in which the Director participated except in the case of telephonic meetings for which the fee was $1,000, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 1999 was $90,000, and he currently receives an annual retainer of $50,000 for his services to the Fund as President. The members of the Fund's Audit Committee, which consists of the Fund's non-interested Directors, receive $2,000 for each Audit Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 1999 aggregate remuneration of $209,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended in 1999. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors.

                                               Pension or
                                               Retirement
                                                Benefits        Estimated
     Name of                 Aggregate         Accrued As        Annual          Total
    Director               Compensation       Part of Fund    Benefits Upon  Compensation
   or Officer                from Fund          Expenses       Retirement     from Fund
   ----------                ---------          --------       ----------     ---------

Robert F. Birch              $126,250             none             none        $126,250
Joseph L. Bower               $35,000             none             none         $35,000
Richard E. Floor              $35,000             none             none         $35,000
Bernard J. Korman             $34,000             none             none         $34,000
Franco Modigliani             $35,000             none             none         $35,000**
Ernest E. Monrad              $35,000             none             none         $35,000
Ellen E. Terry               $121,250             none             none        $121,250

* Of this amount, $91,250 was compensation for service as President and $35,000 was compensation for service as a Director.
** Professor Modigliani is not standing for reelection to the Fund's Board of Directors and will have emeritus status following the Annual Meeting.

The Board of Directors recommends that stockholders vote FOR the election of the five nominees to the Fund's Board of Directors.

                                  PROPOSAL TWO

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Arthur Andersen LLP as independent public accountants for the Fund for the year ending December 31, 2000. Stockholders are being asked to ratify the selection of Arthur Andersen LLP to perform audit services for the Fund. Approval of this proposal requires the affirmative vote of a majority of the votes cast at the meeting.

     Arthur Andersen LLP has acted as independent public accountants for the Fund since the Fund's first audit in February 1988. The services provided by Arthur Andersen LLP consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and the review of tax and certain compliance matters on behalf of the Fund.

     Arthur Andersen LLP is not expected to be represented at the Annual Meeting, but a representative of that firm will be available by telephone should the need for consultation arise.

     The Board of Directors, including those Directors who are not interested persons of the Fund, recommends a vote FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 2000.

                                 PROPOSAL THREE

     APPROVAL OF AN AMENDMENT TO THE ARTICLES SUPPLEMENTARY OF THE FUND'S CHARTER TO PERMIT NOTICE OF AN ATP DIVIDEND PERIOD OF NON-STANDARD DURATION UP TO TWO BUSINESS DAYS PRIOR TO THE BEGINNING OF THAT DIVIDEND PERIOD

     The Fund's Board of Directors has considered, declared advisable, and directed the submission to the stockholders of, amendments (the "Amendments") to the Articles Supplementary (the "Articles Supplementary") to the Fund's Articles of Amendment and Restatement, as amended and supplemented (the "Charter"), which would permit the Fund to give notice of a dividend period for the Fund's Auction Term Preferred Stock (the "ATP) that will be other than the standard 28 day term (an "Alternate Term Period") up to two business days prior to the beginning of that dividend period. From time to time, because of conditions in the market for the ATP or otherwise, the Fund may deem it advisable to lengthen or shorten the dividend period for the ATP. Under the proposed Amendments, the Fund would have the flexibility to observe market conditions closer to the auction for a dividend period under consideration for designation as an Alternate Term Period before making any such designation.

Dividends and Dividend Periods for the ATP. In order to explain the proposed Amendments, this proposal includes the following brief description of the manner in which the Fund determines and pays dividends on the ATP. This description does not purport to be complete and is qualified in its entirety by reference to the Charter. A copy of the Charter, including a copy of the Articles Supplementary relating to the ATP, may be obtained by calling the Fund at (617) 263-6400.

     The Fund pays dividends on the ATP using dividend rates generally determined in periodic auctions of shares. For each dividend period, subject to certain exceptions, the dividend rate is the rate that the auction agent advises the Fund has resulted from the auction with respect to the ATP for that dividend period. A dividend period is either (a) the standard term period of 28 days (unless the 28th day does not fall on a business day in which case the number of days ending on the business day preceding the 28th day) (a "Standard Term Period") or, subject to certain conditions and with notice to holders prior to the auction for that dividend period, an Alternate Term Period, i.e., a period whose duration is longer or shorter than 28 days. An Alternate Term Period will not be effective unless, among other things, sufficient clearing orders exist at the auction for the Alternate Term Period (that is, in general, the number of shares subject to buy orders is at least equal to the number of shares subject to sell orders by existing holders). If sufficient clearing orders do not exist at any auction in respect of an Alternate Term Period, the dividend period commencing on the business day succeeding such Auction will be a Standard Term Period and the holders of shares of the affected ATP will be required to continue to hold such shares for such Standard Term Period.

Alternate Term Periods. Currently under the Charter, if the Fund proposes to designate any Alternate Term Period, it must give notice by issuing a press release to the auction agent and to the public at least 15 (or two business days in the event the dividend period prior to the Alternate Term Period is one of fewer than 15 days) but not more than 30 days before the first day of the proposed Alternate Term Period. The notice must include, among other information, the first and last days of the proposed Alternate Term Period. Subsequently, on the second business day preceding the first day of the proposed Alternate Term Period, the Fund must give notice to the auction agent, who in turn informs the ATP's broker-dealers and existing stockholders, that either (a) the next dividend period will be an Alternate Term Period as proposed or (b) the Fund has decided not to designate the next dividend period an Alternate Term Period. If the Fund fails to deliver either of these notices or if certain other conditions are not met, e.g. the requirement that there be sufficient clearing orders at the auction for the dividend period, the succeeding dividend period is a Standard Term Period.

The Amendments. The Amendments would permit the Fund to give notice of an Alternate Term Period up to three business days, as compared to 15 days under the Charter currently, before the commencement of the proposed Alternate Term Period subject to the current procedures regarding confirmation or abandonment of the proposed Alternate Term Period on the second business day prior to commencement. In addition, the Amendments would permit the Fund to designate an Alternate Term Period by giving notice on the second business day prior to commencement without additional confirmation. The Charter's other conditions governing the designation of Alternate Term Periods would remain unchanged. Please see Exhibit A to this proxy statement which shows revisions to the Charter the Amendments would make.

     Under certain market conditions the Fund may be able to achieve a lower dividend rate on ATP subject to an Alternate Term Period than on ATP subject to a Standard Term Period. In circumstances where designation of an Alternate Term Period may be advisable, Fund management therefore believes that the Fund could benefit from the opportunity to gauge market conditions closer to the beginning of a succeeding dividend period before choosing to designate that dividend period as an Alternate Term Period, particularly when market conditions are uncertain. Even if stockholders approve the Amendments, the Fund currently expects that dividend periods will ordinarily be Standard Term Periods. The Fund's Board of Directors has considered Fund management's recommended changes as reflected in the Amendments and declared them advisable and in the best interests of the Fund and its stockholders.

     Under the Charter, approval of the Amendments requires the approval of a majority of the shares of Common Stock and of the ATP outstanding and entitled to vote thereon, voting as a single class. The Charter further requires that the Amendments be approved by the affirmative vote of holders of shares of the ATP outstanding and entitled to vote thereon, voting as a separate class, equal to the lesser of: (a) 67% of the shares present at the meeting if 50% or more of the outstanding shares of the ATP are present or represented by proxy, or (b) more than 50% of the outstanding shares of the ATP. If stockholders do not approve the Amendments, the Charter will remain unchanged and the Board of Directors will consider what action, if any, should be taken. The Articles of Amendment reflecting the Amendments will be filed with the State Department of Assessment and Taxation of Maryland as soon as practicable after approval by the Fund's shareholders.

     The Board of Directors recommends a vote FOR the approval of the Amendments.

                                  OTHER MATTERS

     The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's 2001 Annual Meeting of Stockholders must be received at the Fund's principal offices, 33 Broad Street, Boston, MA 02109, no later than November 16, 2000 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. Proxies solicited by the Board of Directors for the Fund's 2001 Annual Meeting will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Fund's proxy statement as described above, that the Fund receives at its principal offices after January 29, 2001. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement as described above, that the Company receives on or before January 29, 2001, subject to SEC rules governing the exercise of this authority.


Boston, Massachusetts
March 15, 2000

                                    Exhibit A

Proposed Amendments to Part I, Section 4(b) of the Articles Supplementary to the
                                 Fund's Charter

(b) (i) Except as provided in Section 4(b)(ii) below, if the Corporation proposes to designate any Alternate Term Period, not fewer than three Business Days nor more than 30 days prior to the first day of such Alternate Term Period, notice shall be (A) made by press release and (B) communicated by the Corporation by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (x) that the Corporation proposes to exercise its option to designate a succeeding Alternate Term Period, specifying the first and last days thereof and (y) that the Corporation will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (X) its determination, subject to certain conditions, to proceed with such Alternate Term Period, subject to the terms of any Specific Redemption Provisions, or (Y) its determination not to proceed with such Alternate Term Period, in which latter event the succeeding Dividend Period shall be a Standard Term Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Alternate Term Period, the Corporation shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Corporation has determined to designate the next succeeding Dividend Period as an Alternate Term Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

          (ii) a notice stating that the Corporation has determined not to exercise its option to designate an Alternate Term Period.

If the Corporation fails to deliver either such notice with respect to any designation of any proposed Alternate Term Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this
Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Alternate Term Period, the Corporation shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Term Period.

     (ii) Notwithstanding the foregoing in Section 4(b)(i), the Corporation may designate the succeeding Dividend Period as an Alternate Term Period on the second business day next preceding the first day of such succeeding Dividend Period by giving notice as contemplated by clause (i) of the second paragraph of
Section 4(b)(i) above and by issuing a press release containing the information in such notice.

If the Corporation is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period, the Corporation shall deliver a notice to the Auction Agent that the Corporation has been unable to make such confirmation and that such Dividend Period will be a Standard Term Period.

                                                                PRELIMINARY COPY


                                                                      APPENDIX A

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                Annual Meeting of Stockholders -- April 20, 2000
               Proxy Solicited on Behalf of the Board of Directors


     The undersigned holder of shares of Common Stock of the New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT
F. BIRCH and RICHARD E. FLOOR and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109 on Thursday, April 20, 2000 at 10:30 A.M., Boston time, and at any and all adjournments thereof, and thereat to vote all shares of the Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

     WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSALS SET FORTH ON THE REVERSE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN ENCLOSED ENVELOPE.

     Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

                -------------------------------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                -------------------------------------------------

PLEASE MARK VOTES AS IN THIS EXAMPLE  |X|

        1)     Election as Directors of all the nominees below.

               [ ] FOR                [ ] WITHHOLD           [ ] FOR ALL EXCEPT

                     Robert F. Birch, Richard E. Floor and Ernest E. Monrad

NOTE: If you do not wish shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

        2) With respect to the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 2000.

               [ ] FOR                [ ] WITHHOLD           [ ] ABSTAIN

        3) With respect to the proposal to approve amendments to the Articles Supplementary of the Fund's Charter for the Fund's Auction Term Preferred Stock (collectively, the "ATP") to permit the Fund to give notice of an ATP dividend period of non-standard duration up to two business days prior to the beginning of that dividend period.

               [ ] FOR                [ ] WITHHOLD           [ ] ABSTAIN


        4) In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

        Please be sure to sign and date this Proxy.

     WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSALS SET FORTH ON THE REVERSE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                                    ----------------------------
                                                    Date

                                                    ----------------------------
                                                    Stockholder sign here

                                                    ----------------------------
                                                    Co-owner sign here

Mark box at right if an address change or comment |_| has been noted on the reverse side of the card.

RECORD DATE SHARES:

                                                                      APPENDIX B

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                         Annual Meeting of Stockholders
                                 April 20, 2000
                 Proxy Solicited on Behalf of Board of Directors

     The undersigned holder of shares of Series A, Series B, Series C and/or Series D Auction Term Preferred Stock (collectively, "Auction Term Preferred Stock") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109 on Thursday, April 20, 2000 at 10:30 A.M., Boston time, and at any and all adjournments thereof, and thereat to vote all shares of the Auction Term Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Please mark boxes in blue or black ink.

1.      A.     GRANTING [ ] WITHHOLDING [ ] authority to vote for the election as Directors of all the Auction Term Preferred Stock nominees listed below.

               Joseph L. Bower and Bernard J. Korman

        B. GRANTING [ ] WITHHOLDING [ ] authority to vote for the election as Directors of all the nominees listed below.

               Robert F. Birch, Richard E. Floor and Ernest E. Monrad

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

2. With respect to the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 2000.

               [ ] FOR         [ ] WITHHOLD           [ ] ABSTAIN

3. With respect to the proposal to approve amendments to the Articles Supplementary of the Fund's Charter for the Fund's Auction Term Preferred Stock (collectively, the "ATP") to permit the Fund to give notice of an ATP dividend period of non-standard duration up to two business days prior to the beginning of that dividend period.

               [ ] FOR         [ ] WITHHOLD           [ ] ABSTAIN

4. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

           (Continued and to be signed and dated on the reverse side.)

                                                                          , 2000
                                                  ------------------------
                                                  Date


                                                  ------------------------------
                                                  Signature


                                                  ------------------------------
                                                  Signature

                                                  Please sign exactly as name or
                                                  names appear on this proxy. If
                                                  stock is held jointly, each
                                                  holder should sign. If signing
                                                  as attorney, trustee,
                                                  executor, administrator,
                                                  custodian, guardian or
                                                  corporate officer, please give
                                                  full title.


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSALS SET FORTH ABOVE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                       B-3